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                                                                   EXHIBIT 10.54

                           CHANGE OF CONTROL AGREEMENT

         This Change of Control Agreement (this "Agreement"), dated as of ________, ____ (the "Effective Date"), is by and between SPSS Inc., a Delaware corporation having its principal offices at 233 South Wacker Drive, Chicago, Illinois 60606 ("SPSS" or the "Company"), and _______________, a senior management employee of SPSS (the "Employee").

         WHEREAS, the Employee is presently serving as the _____________________ of SPSS; and

         WHEREAS, SPSS desires to provide the Employee with the benefits set forth herein in consideration of the Employee's continued employment with the Company, and the Employee is willing to continue his employment with SPSS and enter into this Agreement on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto mutually agree as follows:

         1.  Certain Defined Terms.

             (a) "Change of Control," as used herein, shall mean any one or more of the following: (i) the accumulation, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of greater than fifty percent (50%) of the shares of the then outstanding common stock of SPSS, (ii) a merger or consolidation of SPSS in which SPSS does not survive as an independent public company, (iii) a sale of all or substantially all of the assets of SPSS, (iv) a triggering event under that certain Amended and Restated Rights Agreement, dated as of August 31, 2004, by and between SPSS and Computershare Investor Services, LLC or any amendment, restatement or replacement thereof, (v) a liquidation or dissolution of SPSS, or (vi) a change in the composition of the Board, not previously endorsed by the Board existing as of the date of this Agreement or the directors' endorsed successors, as a result of which fewer than a majority of the directors are Incumbent Directors ("Incumbent Directors" are directors who either (A) are directors of the Company as of the date of this Agreement, or
(B) are nominated for election to the Board by the Nominating Committee and endorsed by the Board existing as of the date of this Agreement or the directors' endorsed successors); provided, however, that the following acquisitions shall not constitute a Change of Control for the purposes of this
Agreement: (i) any acquisitions of common stock or securities convertible into common stock directly from SPSS, or (ii) any acquisition of common stock or securities convertible into common stock by any employee benefit plan (or related trust) sponsored or maintained by SPSS. Notwithstanding the foregoing definition, to the extent that the Internal Revenue Code, Section 409A ("Section 409A"), applies to this definition of "Change of Control," the definition of "Change of Control" set forth in any regulations or guidance regarding Section 409A, as interpreted by the Internal Revenue Service, shall govern to the extent that such definition is inconsistent with the foregoing definition.


             (b) "Constructive Termination," as used herein, shall mean

                 (i) a reduction, for a reason other than Good Cause, in Employee's base compensation or total compensation package, including benefit plans and programs (as compared to the compensation package which the Employee received in the full fiscal year immediately preceding the year in which the Effective Date occurred), which reduction occurs during any twelve month period beginning on or after the Effective Date and ending on or prior to the later of (x) the second anniversary date of the Effective Date or (y) the date on which any SPSS stock options and stock appreciation rights then held by the Employee become fully vested; or


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                 (ii)  any action (an "Action") taken by the Company or the
         Surviving Entity (as defined herein) following a Change of Control, for a reason other than Good Cause, which results in a material diminishment of the Employee's job assignment, duties, responsibilities, or reporting relationships which is inconsistent with his position with SPSS as it existed immediately prior to the Effective Date.

                 (iii) a change in Employee's principle location of employment by more than fifty (50) miles from that location of employment which existed immediately prior to the Effective Date.

         In order for the events set forth in subsections (b)(i) and (b)(ii) above to constitute a Constructive Termination, such events must be followed within ninety (90) days by the resignation of the Employee.

             (c) "Effective Date," as used herein, shall mean the date on which a Change of Control becomes effective.

             (d) "Good Cause," as used herein, shall mean:

                 (i)   the conviction of a crime involving theft or fraud;

                 (ii)  illegal use of a controlled substance; or

                 (iii) the engagement in fraud or embezzlement.

             (e) "Surviving Entity," as used herein, shall mean the entity surviving a transaction between SPSS and another company (with the term "company" to include but not be limited to any individual, group of individuals, partnership, corporation, or other similar entities).

         2. Treatment of Stock Options, Restricted Stock Units, Restricted Stock and Stock Appreciation Rights upon Change of Control. In the event of a Change of Control, the Employee shall be entitled to the following benefits (which benefits shall be distributed only in compliance with the terms of Paragraph 5 hereof):

             (a) Change of Control in a Transaction with a Private Company. In the event a Change of Control occurs as the result of a transaction between SPSS and a company whose common stock is not publicly traded on a domestic national stock exchange, the NASDAQ national market, or their respective successors or equivalents (a "Private Company"), then:

                 (i) all of Employee's stock options (vested and unvested) granted by SPSS prior to the Effective Date (A) shall accelerate and shall be deemed to be exercised in full upon the Effective Date by means of a cashless exercise and (B) with regard to the underlying stock, shall be cashed out at the transaction value as calculated as of the Effective Date and shall be paid by the Surviving Entity to Employee on the Effective Date;

                 (ii) all of Employee's restricted stock units (vested and unvested) granted by SPSS prior to the Effective Date (A) shall accelerate and shall be deemed to be fully vested upon the Effective Date and

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                       (B) with regard to the underlying stock, shall be cashed
                       out at the transaction value as calculated as of the Effective Date and shall be paid by the Surviving Entity to Employee on the Effective Date;

                 (iii) all restrictions on transferability of restricted stock held by the Employee on the Effective Date shall accelerate and shall be deemed to have terminated immediately prior to the Effective Date, and such restricted stock shall be cashed out at the transaction value as calculated as of the Effective Date and shall be paid by the Surviving Entity to the Employee on the Effective Date; and

                 (iv) all of the stock appreciation rights (vested and unvested) granted by SPSS prior to the Effective Date (A) shall accelerate, shall be deemed to be exercised in full upon the Effective Date and the value thereof shall be exchanged for SPSS stock at the market value of such stock immediately prior to the Effective Date and (B) with regard to the underlying stock, shall be cashed out at the transaction value as calculated as of the Effective Date and shall be paid by the Surviving Entity to Employee on the Effective Date.

             (b) Change of Control in a Transaction With a Public Company. In the event a Change of Control occurs between SPSS and a company whose common stock is publicly traded on the domestic national exchange, the NASDAQ national market, or their respective successors and equivalents (a "Public Company"), then

                 (i) all of Employee's stock options (vested and unvested) granted by SPSS prior to the Effective Date (A) shall accelerate and shall be deemed to be exercised in full upon the Effective Date by means of a cashless exercise and (B) with regard to the underlying stock, shall be exchanged, on the Effective Date, for a proportionate share of the consideration to be paid in connection with the Change of Control.

                 (ii) all of Employee's restricted stock units (vested and unvested) granted by SPSS prior to the Effective Date (A) shall accelerate and be deemed to be fully vested upon the Effective Date and (B) with regard to the underlying stock, shall be exchanged, on the Effective Date, for a proportionate share of the consideration to be paid in connection with the Change of Control.

                 (iii) all restrictions on transferability of restricted stock held by the Employee on the Effective Date shall accelerate and shall be deemed to have terminated immediately prior to the Effective Date, and such restricted stock shall be exchanged, on the Effective Date, for a proportionate share of the consideration to be paid in connection with the Change of Control; and

                 (iv) all of the stock appreciation rights (vested and unvested) granted by SPSS prior to the Effective Date (A) shall accelerate, shall be

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                       deemed to be exercised in full upon the Effective Date
                       and the value thereof shall be exchanged for SPSS stock at the market value of such stock immediately prior to the Effective Date and (B) with regard to the underlying stock, shall be exchanged, on the Effective Date, for a proportionate share of the consideration to be paid in connection with the Change of Control.

To the extent (i) Section 409A of the Internal Revenue Code ("Code") applies to any of the amounts distributable under this Section 2, and (ii) the Change of Control occurrence giving Employee a right of payment under this Section 2 does not constitute a change of control event or otherwise meet the distribution requirements under Code section 409A(a)(2)(A), the distribution of the amounts payable under this Section 2 shall be postponed until such time as such distribution shall first meet the distribution requirements of Code section 409A(a)(2)(A).

         3. Termination in Connection with a Change of Control. If, upon the Effective Date or within twenty four (24) months after the Effective Date, the Surviving Entity terminates Employee's employment without Good Cause or a Constructive Termination occurs, the Employee shall be entitled to the following severance package (the "Severance Package"):

             (a) a lump-sum payment, to be paid by the Surviving Entity within thirty (30) days following the date on which the Employee's employment is terminated, in the amount of the greater of: (i) the compensation package received by the Employee from SPSS in the full fiscal year immediately preceding the year in which the Effective Date occurred or (ii) the total compensation package to be received by the Employee for the then-current fiscal year, as approved by the Board, SPSS or the Surviving Entity, as the case may be; and

             (b) for a period of eighteen (18) months following the date on which Employee's employment was terminated, at the cost of the Surviving Entity, the same health and welfare benefits that the Employee was receiving at the time Employee's employment was terminated.

         4.  Non-Competition

             (a) Employee hereby covenants and agrees that during the period of time that the Employee collects the Severance Package provided in Section 3 above, Employee shall not (i) directly or indirectly (whether through a partnership of which the Employee is a partner or through any other individual or entity in which Employee has any interest, legal or equitable, engage in any business competitive with the business of the Surviving Entity, (ii) directly or indirectly (whether through a partnership of which Employee is a partner or through any other individual or entity in which Employee has any interest, legal or equitable), solicit or otherwise engage with any customers or clients of the Surviving Entity, in any transactions which are competitors with the software business of the Surviving Entity which the Surviving Entity did engage in with those customers or clients, or (iii) directly or indirectly (whether through an partnership of which Employee is a partner or through any other individual or entity in which Employee has an interest, legal or equitable, assist any person in the development, programming, servicing, maintenance, manufacture, sale, licensing, distribution or marketing (including, without limitation, giving away software) of software and related products in competition with the Surviving Entity's products, in each case in the United States of America or any country where the Surviving Entity, or its subsidiaries or affiliates are doing business with respect to the Surviving Entity's products and services, in each case excluding passive investment interests of

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less than two percent (2%) in corporations whose stock is registered under the
Securities Exchange Act of 1934, as amended.

             (b) Employee understands that a breach by him of this Section 4 may cause substantial injury to the Surviving Entity, which may be irreparable and/or in amounts difficult or impossible to ascertain, and that in the event Employee breaches this Section 4, the Surviving Entity shall have, in addition to all other remedies available in the event of a breach of this Agreement, the right to injunctive or other equitable relief. Further, Employee acknowledges and agrees that the restrictions and commitments set forth in this Agreement are necessary to protect the Surviving Entity's legitimate interests and are reasonable in scope, area and time, and that if, despite this acknowledgement and agreement, at the time of the enforcement of any provision of this Agreement a court of competent jurisdiction shall hold that the period or scope of such provision is unreasonable under the circumstances then existing, the maximum reasonable period or scope under such circumstances shall be substituted for the period or scope stated in such provision.

             (c) Should Employee breach this Section 4, all severance payments shall cease immediately, and the Surviving Entity shall be entitled to pursue all other available legal or equitable remedies.

         5. Amendment for Code Section 409A. Notwithstanding any provision of this Agreement to the contrary, SPSS and Employee agree that to the extent Code section 409A applies to this Agreement, this Agreement shall be timely amended to conform to the requirements of paragraphs (a)(2), (a)(3), and (a)(4) of Code section 409A, as interpreted by guidance issued by the Internal Revenue Service. Employer and Employee further agree that the Agreement shall be administered in accordance with the requirements of Code section 409A, and all amounts payable hereunder shall be distributed only in compliance the requirements of paragraphs
(a)(2), (a)(3) and (a)(4) of such Code section, including, by way of example and without limitation, Code section 409A(a)(2)(B)(i), which prohibits the distribution of compensation subject to Code section 409A to a "specified employee" of a publicly traded company any earlier than six months after the date of separation of service in the case of a distribution by reason of a separation of service. No distribution under the Agreement that would fail to meet the requirements of such paragraphs shall be made.



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         IN WITNESS WHEREOF the parties have executed this Agreement on the date first written above.

                                        SPSS INC.


                                        By:
                                               --------------------------------
                                        Name:  Jack Noonan
                                        Its:   President and Chief Executive
                                               Officer


                                        ---------------------------------------
                                        Employee




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